Exhibit 10.9(a)

BIOPROFILE CORPORATION

2002 STOCK OPTION PLAN
FOR DIRECTORS, OFFICERS, EMPLOYEES AND INDEPENDENT
CONTRACTORS 1-28-03

SECTION 1.         PURPOSE.

The purpose of this Plan is to attract, retain, motivate and reward employees, officers, directors and independent contractors of the Company and its subsidiaries and affiliates with certain stock-related compensation arrangements.

SECTION 2.         MAXIMUM NUMBER OF SHARES.

(a)           The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 18,552 shares, subject to adjustment as provided in Section 7. For this purpose:

(i)            The number of shares underlying Options shall be counted against this Plan maximum (“used”) at the time of grant.

(ii)           Shares which underlie Options that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, and shares which are recaptured by the Company in connection with a forfeiture, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

(b)           In its discretion, the Company may issue treasury shares or authorized but unissued shares, but shall issue treasury shares to the extent required by the Committee or applicable law. Shares of Stock may be represented by certificates or may be issued in uncertificated form, as determined by the Company from time to time.

SECTION 3.         ELIGIBILITY.

Directors, officers, employees and independent contractors of the Company, Subsidiaries, or Affiliates shall be eligible to receive Options under this Plan (“Eligible Persons”).

SECTION 4.         GENERAL PROVISIONS RELATING TO OPTIONS.

(a)             Subject to the limitations in this Plan, the Committee may, from time to time, cause the Company to grant to Eligible Persons Incentive Stock Options, Non-qualified Stock Options, or any combination thereof, provided that the Committee may grant Incentive Stock Options only to eligible employees of the company or its Subsidiaries. The Committee may cause the Company to grant Options to such Eligible Persons, at such times, in such amounts, for such periods, becoming exercisable or otherwise vesting at such times, with such features, with such Option Prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.

(b)           It is the Company’s intent that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options. That Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-Qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-Qualified Stock Plans.

(c)           To the extent that the aggregate Fair market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000 (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the code, Treasury regulations and other administrative pronouncements, which of a participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitations and shall notify the participant of such determination as soon as practicable after such determination.

(d)           Each grant shall be evidenced by a written Option Document, which (as determined by the Committee) may be a formal agreement between the Company and the Optionee or a communication by the Company to the Optionee. The Option Document may be written and transmitted on paper, electronically, or using any other medium selected by the Committee, and may be set forth in a single document or in several documents. In granting an Option, the Committee may take into account any factor it deems appropriate and consistent with the purposes of this Plan. Options may be granted as additional compensation, or in lieu of other compensation. All or any portion of any issuance or payment to an Optionee of shares of Stock may be deferred to a later date if and as provided in the Option Document. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest, dividend equivalents, or other return) as the Committee may determine.

(e)           Option Documents may contain any provision approved by the Committee relating to the period, if any, for exercise or vesting after termination of employment, service as a director, or service as an independent contractor and relating to the circumstances under which a termination is deemed to occur. Except to the extent otherwise expressly provided in the Option Document or determined by the Committee, termination of employment, termination of service as a director, or termination of service as an independent contractor includes the separation of an Optionee, directly or through the separation his or her Employer or entity with which he or she is contracting, from the group of companies comprised of the Company and its Subsidiaries and Affiliates for any reason, including: (i) separation of the Optionee by reason of death, permanent or indefinite disability, contract termination, resignation, removal, dismissal, failure to be reelected (in the case of a director), permanent or indefinite layoff, or other event having a similar effect; and (ii) separation of the Employer by any method which results in the Employer ceasing to be a Subsidiary or an Affiliate.

(f)            Option Documents may, in the discretion of the Committee, contain a provision permitting an Optionee to designate the person who may exercise Options after the Optionee’s death, either by will or by appropriate notice to the Company. The Committee may impose such conditions and limitations on such designations as it deems appropriate.

(g)           An Optionee shall have none of the rights of a shareholder with respect to shares of Stock which underlie his or her Options until shares are issued in his or her name.

(h)           Except as otherwise provided in an Option Document pursuant to this Section, Options shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee or his or her guardian or legal representative, provide that ISO’s may be exercised by any legal guardian or legal representative only if permitted by Code and any regulations thereunder. The Committee may expressly provide in any Option Document that the related Options are transferable. Transferability (if permitted) may be subject to such conditions and limitations as the Committee deems appropriate.

(i)            In its discretion the Committee may provide in any Option Document for the acceleration of vesting or the termination of any condition or forfeiture provision upon the happening of any specified event.

(j)            Subject to any express limitations contained in the applicable Option Document: (i) the Committee may accelerate vesting or waive or terminate any condition or forfeiture provision of any Options at any time and for any reason; and (ii) the Committee may amend an Option Document after grant at any time and for any reason so long as such amendment is not inconsistent with this Plan.

(k)           The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The committee shall determine the date on which each option shall become vested and may provide that an option shall become vested in increments. The Shares constituting each increment may be purchased in whole or part at any time after such increment becomes vested, subject to such minimum exercise requirements as may be designated by the Committee.

(l)            Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering or securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

SECTION 5.         STOCK PRICE, ISSUANCE, PAYMENT, AND WITHHOLDING.

(a)           The purchase price per share of the Stock covered by the Options (the “Option Price”) shall be at least one hundred percent (100%) of the fair market value of the Stock on the Grant Date and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more that 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of the Stock as of the date of the grant of the option unless otherwise permitted by Section 422 of the code or any successor thereto.

(b)           An Optionee may pay the Option Price in cash, Stock (including shares of previously-owned Stock or Stock issuable in connection with the Options), or other property, to the extent permitted or required by the Option Document or the Committee from time to time.

(c)           Except to the extent prohibited by applicable law, the Committee or the Company may take any necessary or appropriate steps in order to facilitate the payment of an Option Price. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. The Committee may require satisfaction of any rules or conditions in connection with paying the Option Price at any particular time or in any particular form, or the making of any loan.

(d)           If shares used to pay the Option Price of Options are subject to any transfer or other restrictions, an equal number of the shares of Stock purchased shall be made subject to such prior restrictions in addition to any further restrictions imposed on such purchased shares by the terms of the Option Document or Plan.

(e)           After the obligation arises to collect and pay Required Withholding Taxes, the Optionee shall reimburse the Company or Employer (as required by the Committee or Company) for the amount of such Required Withholding Taxes in cash, unless the Option Document or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee’s request, the Committee or its delegate may cause the Company or Employer to pay to the appropriate taxing authority withholding taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee in any manner determined by the Company or the Committee from time to time.

SECTION 6.         FORFEITURES.

In its discretion, the Committee may adopt and amend any policies, and may include in any Option Document any provisions relating to forfeitures. Such forfeiture provisions may include, for example, prohibitions on competing with the Company and its Subsidiaries and Affiliates and on engaging in other detrimental conduct. Forfeiture provisions for one Option type may differ from those for another type, and also may differ among Options of the same type granted at different times or to different Optionees. As used in this Plan, a “forfeiture” of Options includes the recapture of Stock issued or other economic benefits derived from such Options, as well as the forfeiture of the Options themselves; however, the Committee may define the term more narrowly for specific Option Documents or situations.

SECTION 7.         ADJUSTMENTS, ACQUISITIONS, AND REORGANIZATIONS.

(a)           In the event that the Committee shall determine that, as a result of any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or any other similar corporate transaction, change, or event, an adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under outstanding Options or under the Plan (an “Adjustment Event”), then the Committee may, in such manner as it may deem equitable, adjust any or all of:

(i)            the number and types of shares of Stock (or other securities or property) subject to outstanding Options;

(ii)           the maximum number of shares of Stock with respect to which Options may be issued set forth in Section 2(a) of this Plan (the “Share Limitations”); and

(iii)          the Option Price with respect to any Options.

Alternatively to (i) and (iii), if there is an Adjustment Event and the Committee deems it appropriate, it may provide for cash payments to holders of outstanding Options. Notwithstanding the foregoing, no adjustment shall be required solely because stock, warrants, or other securities of the Company are sold in any arm’s length transaction approved by the Board.

(b)           In the event of an acquisition by the Company by means of a merger, consolidation, acquisition of property or stock, reorganization or otherwise, the Committee shall be authorized:

(i)            to cause the Company to issue Options or assume stock options issued by the acquired company by means of issuance of new Options in substitution for, or an assumption of, previously issued options, but only if and to the extent that such issuance or assumption is consistent with the other provisions of this Plan and any applicable law, and/or

(ii)           to increase the Share Limitations to reflect such issuance or assumption.

(c)           If an Acquisition or Reorganization other than an IPO occurs, then one of the following shall occur:

(i)            the Committee may elect to cause outstanding Options to vest at least ten business days prior to the closing date of the Acquisition or Reorganization, and to terminate after such closing date; or

(ii)           the Committee or the Board may elect to approve arrangements to substitute stock options or other stock-based awards issued by the acquiring or surviving corporation for outstanding Options held by Optionees who are expected to be offered the opportunity to continue their employment with the acquiring or surviving corporation, on terms and conditions deemed by the Committee or Board to be equitable and fair to all parties and deemed to make minimal any dilution or enlargement of the actual and potential benefits to Optionees of having been granted the affected Options (but this provision shall not prohibit substantial dilution approved by the affected

Optionees or substantial enlargement approved by the acquiring or surviving corporation); or

(iii)         in the case of an Acquisition in which the Company survives the transaction, the Committee or Board may elect to leave outstanding Options in place, with or without amendment or accelerated vesting; or

(iv)        the Committee or Board may elect to terminate outstanding Options and to pay to each Optionee, in cash, the Spread on his or her Options.

The Committee may take different actions with respect to groups of Optionees in different circumstances. The Company shall notify each Optionee of the relevant action so taken not later than the third business day prior to the closing of the Acquisition or Reorganization. With respect to any Optionee, if none of the foregoing actions have been taken by the third business day prior to the closing date of the Acquisition or Reorganization, then the Company shall immediately notify such Optionee that all of his or her Options have automatically vested and will terminate after the Acquisition or Reorganization closes. If, by the third business day prior to closing the Acquisition or Reorganization, any Optionee has not been sent notification of the relevant action taken or (if none) of such automatic vesting, such Optionee shall be entitled to elect to receive payment of the Spread, as if the action in clause (v) were taken, in lieu of the action actually taken and in lieu of exercising his or her Options.

(d)           Definitions.

(i)            “Acquisition” means any transaction in which all or substantially all of the Company’s assets are acquired, or in which a controlling amount of the Company’s outstanding voting stock is acquired, directly or indirectly by any Person other than one or more of the Founders.

(ii)           “Person” means any single person or entity or any group of persons or entities who are affiliated with each other or otherwise are acting in concert.

(iii)          A “controlling amount” means more than 50% of the Company’s outstanding voting stock, or such higher percentage as may be required to elect a majority of the Board under the Company’s charter or bylaws or under applicable laws, assuming all Board members were to stand for election at the same time.

(iv)          A “Reorganization” means the dissolution or liquidation of the Company or a merger or consolidation which is not an Acquisition and in which the Company is not the surviving corporation.

(v)           An “IPO” occurs if all of the following occur: Stock is registered with the Securities and Exchange Commission under the Securities Act and the Exchange Act; the Commission declares such registrations to be effective; and, a majority of the shares of Stock governed by the Securities Act registration in fact are sold to investors other than Persons who owned Stock prior to the registration and other than the Company’s underwriter.

(vi)          The “Spread” on a single Option in connection with an Acquisition or Reorganization means the difference between (A) the net value of each share of Stock, and (B) the Option Price of the Option. For this purpose: (I) in an Acquisition or Reorganization which results in new or outstanding shares of Stock being sold, the net value of a share of Stock is the amount per share paid for such Stock; and (II) in an Acquisition or Reorganization which results in the Company receiving cash or securities in exchange for the Company’s assets, the net value of a share of Stock is the amount (after payment of or provision for Company liabilities not paid or assumed by any acquiror, including taxes and other liabilities of the Company resulting from the Acquisition or Reorganization) per fully diluted share received by the Company, measured as if the Company liquidated promptly after the Acquisition or Reorganization. If payment to shareholders or the Company of such net value is made in installments or is subject to any conditions in whole or in part, then payment of the Spread to Optionees shall be similarly and proportionately delayed and/or made conditional.

SECTION 8.         ADMINISTRATION.

(a)           This Plan shall be administered by a “Committee” appointed by the Board from time to time, consisting of two or more persons, each of whom at all times shall be a member of the Board. The Committee may be comprised of the entire Board, if so determined by the Board from time to time, provided that no committee member shall also be an employee of the Company. Committee members may be eligible for selection to receive Options under this Plan, provided that no Committee member shall vote on his or her own grant and the Committee may request the full Board to ratify any grant to any Committee member. The initial Committee shall consist of three directors: Fred Vogt (Chairman), Greg Johnson, and Roy George.

(b)           During any time when one or more Committee members may not be qualified to serve under any rule or law which contains special qualifications for Committee members in order to avoid a penalty or to obtain a benefit, the Committee may form a sub-Committee from among its qualifying members. The sub-Committee may act, in lieu of the full Committee, with respect to all or any category of Options granted or to be granted to all or any group of Optionees, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any penalties, loss of benefits, or other adverse effects of such potential disqualification. Any such sub-Committee shall have the full authority of the full Committee under this Plan, except to the extent the full Committee limits the sub-Committee’s powers.

(c)           At the Committee’s request or on its own motion, the Board may ratify or approve grants, or any terms of any grants, made by the Committee during any time that any member of the Committee may not be qualified to approve such grants or terms under any rule or law.

(d)           A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee. The Committee may meet in person, by telephone or television conference, or in any other manner (unless prohibited by applicable law). From time to time the Committee may adopt, amend, and rescind such rules and regulations for carrying out this Plan and implementing Option Documents, and the Committee may take such action in the administration of this Plan, as it deems proper. The interpretation of any provisions of this Plan or the Option Documents by the Committee shall be final and conclusive unless otherwise determined by the Board.

(e)           To the extent the Committee deems it convenient and appropriate, the Committee may delegate such of its powers and duties, including (among other things) its power to grant Options, to one or more officers of the Company. Any such delegation shall be subject to such limitations and conditions as the Committee deems appropriate. However, notwithstanding the foregoing: (i) the power to grant Options may not be delegated to an officer who is not also a director of the Company except in conformity with applicable law; and, (ii) no officer may grant Options to himself or herself or to his or her superiors unless such grants are ratified by the Committee or the Board.

(f)            In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party for reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph (f) only if such member has acted in good faith and in manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provide that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

SECTION 9.         AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

(a)           This Plan shall be approved by the Company’s shareholders (to the extent required by applicable commitments made by the company from time to time to its preferred shareholders or others).

(b)           The Board may amend or terminate this Plan at any time, except that without the approval of some or all of the Company’s shareholders (to the extent required by applicable commitments made by the Company from time to time to its preferred shareholders or others), no amendment shall (i) increase the maximum number of shares issuable under this Plan, or (ii) change the provisions of this Section 9(b).

(c)           No Options may be granted under this Plan after September 15, 2013.

(d)           Any approval by shareholders or by any class, or series of shareholders, shall consist of the approving vote of the holders of a majority of the outstanding shares of Stock, or of such class or series, present (in person or by proxy) and voted (for or against) at a meeting of the shareholders at which a quorum is present, unless a greater vote is required by the Company’s charter or by-laws, by the Board, or by applicable law. Nothing in this Section shall prevent the holders of Stock from expressing their approval by written consent or other means permitted by law or the Company’s by-laws.

SECTION 10.       DEFINITIONS.

(a)           “Acquisition” has the meaning given in Section 7(d).

(b)           “Adjustment Event” has the meaning given in Section 7(a).

(c)           “Affiliate” means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), but only if expressly so designated by the Committee from time to time.

(d)           “Board” means the Board of Directors of the Company.

(e)           Options “cease to qualify as ISOs” when they fail or cease to qualify for the exclusion from income provided in Section 421 (or any successor provision) of the Code.

(f)            “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(g)           “Committee” means the committee of the Board described in Section 8 hereof and any sub-committee established by such committee pursuant to Section 8(b).

(h)           “Company” means BioProfile Corporation, a Delaware corporation, and its successors.

(i)            “Controlling amount” has the meaning given in Section 7(d).

(j)            “Eligible Person” has the meaning given in Section 3.

(k)           “Employer” means the Company, the Subsidiary, or the Affiliate which employs or engages the Optionee or, if Optionee is a non-employee director, on the board of which Optionee serves.

(1)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m)          “Forfeiture” has the meaning given in Section 6.

(n)           “IPO” has the meaning given in Section 7(d).

(o)           “ISO” or “Incentive Stock Option” means an option to purchase one share of Stock for a specified option price which is designated by the committee as an “Incentive Stock Option” and which qualifies as an “Incentive Stock Option” under Section 422 (or any successor provision) of the Code.

(p)           “NQSO” or “Non Qualified Stock Option” means an option to purchase one share of Stock for a specified option price which is designated by the Committee as a “Non Qualified Stock Option,” or which is designated by the Committee as an “ISO” but which ceases to qualify as an “ISO” under Section 322 (or any successor provision) of the Code.

(q)           “Option” means an option awarded under this plan to purchase one share of stock for a specified time at a specified price.

(r)            “Option Document” means the written agreement or other document referred to in Section 4(a) evidencing a grant of Options.

(s)           “Optionee” means an Eligible Person to whom Options are granted pursuant to this Plan.

(t)            “Person” has the meaning given in Section 7(d).

(u)           “Plan” means this BioProfile Corporation 2002 Stock Option Plan as amended from time to time.

(v)           The Company will be a “Public Company” when it has registered its Stock under Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended from time to time and the Board or Committee determines that an appropriately active market for Stock exists.

(w)          “Reorganization” has the meaning given in Section 7(d).

(x)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(y)           “Share Limitations” has the meaning given in Section 7(a).

(z)           “Spread” has the meaning given in Section 7(d).

(aa)         “Stock” means shares of the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 7.

(bb)         “Subsidiary” has the meaning of any company in which the Company owns a controlling interest.

(cc)         When Options “vest,” they become fully exercisable. Vesting does not mean that an Option becomes non-terminable or non-forfeitable, except to the extent provided in the Option Document or otherwise by the Committee pursuant to Sections 4(f) or 4(g) above.

(dd)         “Required Withholding Taxes” means, in connection with the exercise of or other taxable event relating to Options, the total amount of Federal and state income taxes, social security taxes, and other taxes which the Employer of the Optionee is required to withhold (if any).

SECTION 11.      MISCELLANEOUS.

(a)           Each provision of this Plan and the Option Documents relating to “ISOs” shall be construed so that all “ISOs” shall be “Incentive Stock Options” as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded, subject however to Section 4(f) and provided that Option Documents are permitted to have provisions which cause Options to qualify as “ISOs” at the time or upon the happening of a later event. No discretion granted or allowed to the Committee under this Plan shall apply to “ISOs” after their grant except (i) to the extent the related Option Document shall so provide or (ii) to the extent that the application of such discretion would not cause such “ISOs” to cease to qualify as “ISOs”, so long as the Company and the Optionee shall consent to such amendment or action.

(b)           Without amending this Plan, Options may be granted to Eligible Persons who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of this Plan. Such different terms and conditions may be reflected in Addenda to this Plan. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under this Plan, a change in the definition of Eligible Person or a change in the number of shares which may be issued to Founders.

(c)           Nothing in this Plan or any Option Document shall confer on any person any expectation to continue in an employment, directorship, or independent contractor relationship with Company, or shall interfere in any manner with the absolute right of the Company (or the Board or the shareholders, as applicable) to change or terminate such relationship at any time for any reason or for no reason.

(d)           After an IPO, this Plan is intended to comply with Rule 16b-3 under the Exchange Act, and, to the extent that Section 16 of the Exchange Act is applicable to any Optionee under this Plan, the Committee shall interpret and administer the provisions of the Plan and any Option Document related to such Optionee in a manner consistent with Rule 16b-3 under the Exchange Act.

AMENDMENT TO
SINGULEX, INC.
2002 STOCK OPTION PLAN

Singulex, Inc. (the “Company”) hereby adopts this amendment (this “Amendment”) to the Singulex, Inc. 2002 Stock Option Plan (the “Plan”) effective May 9, 2006.

RECITALS

A.            The Plan currently has 1,000,000 shares authorized under the Plan

B.            The Company desires to increase the number of shares authorized for issuance pursuant to the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Maximum Number of Shares. The first sentence of Section 2(a) of the Plan is hereby amended and restated as follows:

The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 2,500,000 shares, subject to adjustment as provided in Section 7.

2.             Ratification. Except as set forth above, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company adopts this Amendment to the Plan effective as of the date first written above.

SINGULEX, INC.

By:	/s/ Philippe Goix
Name: Philippe Goix
Title: President and Chief Executive Officer

5

SECOND AMENDMENT TO
SINGULEX, INC.
2002 STOCK OPTION PLAN

Singulex, Inc. (the “Company”) hereby adopts this second amendment (this “Amendment”) to the Singulex, Inc. 2002 Stock Option Plan (the “Plan”) effective June 7, 2007.

RECITALS

A.            The Plan currently has 2,500,000 shares authorized under the Plan

B.            The Company desires to increase the number of shares authorized for issuance pursuant to the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Maximum Number of Shares. The first sentence of Section 2(a) of the Plan is hereby amended and restated as follows:

The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 4,329,259 shares, subject to adjustment as provided in Section 7.

2.             Ratification. Except as set forth above, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company adopts this Amendment to the Plan effective as of the date first written above.

SINGULEX, INC.

By:	/s/ Philippe Goix
Name: Philippe Goix
Title: President and Chief Executive Officer

AMENDMENT

TO THE SINGULEX, INC.

2002 STOCK OPTION PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Singulex, Inc., a corporation organized under the laws of State of Delaware (the “Company”), under the Company’s 2002 Stock Option Plan, as amended (the “Plan”), the Board hereby amends the Plan as follows.

1.             The first sentence of Section 2(a) of the Plan is hereby amended to read in its entirety as follows:

“2(a)       Maximum Number of Shares. The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 7,329,259 shares, subject to adjustment as provided in Section 7.”

2.             Except as set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Board effective as of December 18, 2008.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Stockholders effective as of December 18, 2008.

Executed on this 19th day of December, 2008.

/s/ Philippe Goix
Philippe Goix, President

SIGNATURE PAGE TO OPTION PLAN AMENDMENT

AMENDMENT

TO THE SINGULEX, INC.

2002 STOCK OPTION PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Singulex, Inc., a corporation organized under the laws of State of Delaware (the “Company”), under the Company’s 2002 Stock Option Plan, as amended (the “Plan”), the Board hereby amends the Plan as follows.

1.             The first sentence of Section 2(a) of the Plan is hereby amended to read in its entirety as follows:

“2(a)       Maximum Number of Shares. The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 9,829,259 shares, subject to adjustment as provided in Section 7.”

2.             Except as set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Board effective as of October 13, 2011.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Stockholders effective as of October 13, 2011.

Executed on this 13th day of October 2011.

/s/ Philippe Goix
Philippe Goix, President

SIGNATURE PAGE TO SINGULEX, INC.
AMENDMENT TO 2002 STOCK OPTION PLAN
OCTOBER 2011

AMENDMENT

TO THE SINGULEX, INC.

2002 STOCK OPTION PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Singulex, Inc., a corporation organized under the laws of State of Delaware (the “Company”), under the Company’s 2002 Stock Option Plan, as amended (the “Plan”), the Board hereby amends the Plan as follows.

1.             The first sentence of Section 2(a) of the Plan is hereby amended to read in its entirety as follows:

“2(a)       Maximum Number of Shares. The maximum number of shares of Stock which may be issued in the aggregate pursuant to Options under this Plan shall be 10,161,629 shares, subject to adjustment as provided in Section 7.”

2.             Except as set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Board effective as of February 16, 2012.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Stockholders effective as of February 16th, 2012.

Executed on this 16th day of February 2012.

/s/ Philippe Goix
Philippe Goix, President

SIGNATURE PAGE TO SINGULEX, INC.
AMENDMENT TO 2002 STOCK OPTION PLAN
FEBRUARY 2012